Exhibit 99.2

Non-clinical and early clinical development of PBFT02, an AAV gene therapy for FTD with GRN mutations (FTD-GRN) ESGCT OR070, 24 October 2024 SE Browne, YG Ni, KJ Quadrini, T Voss, MS Forman, J Chavez, N Miller, C Hinderer, JM Wilson

2 Disclosures • Sue Browne, Ph.D, Yan Yi, Ph.D and Juan Chavez, MD, Ph.D are employees of Passage Bio, Inc. (the “Company”) and have certain equity interests in the Company • James Wilson, MD, Ph.D is a paid advisor to the Company and has certain equity interests in the Company. • James Wilson, MD, Ph.D and Christian Hinderer are inventors on patents that have been licensed to the Company and for which they may receive payments.

3 FTD-GRN: A Devastating Adult Disease Frontotemporal Degeneration, FTD • Rapidly progressive, fatal, neurodegenerative disease affecting the frontal and temporal lobes of the brain • Common cause of early-onset dementia – Onset typically between ages of 40 and 65 years FTD-GRN • 5 to 10% of FTD is caused by mutations in the granulin (GRN) gene – Haploinsufficiency reduces brain progranulin to 30-50% of normal • Prevalence in EU + US is ~18,000 • No approved disease-modifying therapy

4 Progranulin (PGRN) Deficiency is the Defining Characteristic of FTD-GRN, Leading to Neurodegeneration Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharm Sci. 2022, 43:641-652. Our approach: AAV gene therapy to deliver functional PGRN to the brain

5 PBFT02 Development Pathway • Transgene cassette design • Dose ranging in granulin-deficient mice • Vector selection in NHPs • Clinical lead biodistribution, safety, toxicology in NHPs • Ph 1/2 clinical study in FTD-GRN Discovery Pre-clinical Phase 1/2 Pivotal Filing/Comm IND Abbreviations: NHP, non-human primate

6 hGRN Transgene Cassette Optimized Discovery & Lead ID • Codon-optimized sequence of the human GRN gene under the control of the ubiquitous CB7 promoter • Designed to deliver functional GRN genes encoding PGRN to brain and spinal cord • Ability to transduce multiple CNS cell types

7 Proof of Concept: hGRN Transgene Delivery Improved Lysosomal Function in PGRN-Deficient Mice Veh 1 Veh 2 Dose 1 0 1 2 3 4 5 6 7 8 hPGRN (ng/mg) WT AAV.hGRN Grn -/- V *** hPGRN Expressed in Brain of Grn -/- mice V Veh 1 Veh 2 Dose 1 0 50 100 150 200 250 HEX Activity (nmol/mg/h) Reduced Brain Hexosaminidase Activity ### *** WT AAV.hGRN Grn -/- V Tissue collected 60 days post-ICV administration. N = 10/gp Abbreviations: CSF, cerebrospinal fluid; GRN/Grn, granulin gene; ICV, Intra-cerebroventricular; PBS, phosphate-buffered saline; V, Vehicle. Reference: Hinderer et al., Annals Clin Trans Neurology. 2020. ### p < 0.005 vs WT + V control; ***p < 0.005 vs GRN-/-+ V , one-way ANOVA + Tukey’s multiple comparisons test Efficacy in Grn knockout mice after tool AAVhu68.hGRN vector ICV administration to CSF Vehicle AAVhu68.hGRN Reduced Lipofuscin Fluorescence in Thalamus 2 mo (AAV9 variant) Grn-/-

8 AAV1 Selected as Vector Serotype after a Capsid Comparison Study in NHPs Rhesus macaques (n=2/group) ICM-delivered AAV.hPGRN (3.3 x 1011 GC/g brain), day 0 Size and duration of elevation muted by immune response to human PGRN. Shading: Healthy adult human sample range, n = 61 (Passage Bio data) –Dose escalation in mice – Safety, tolerability, and biodistribution in NHPs BL 0 7 14 21 28 35 0 10 20 30 40 50 60 70 80 Human PGRN in NHP CSF Vector Comparison Days hPGRN (ng/mL) AAV1.CB7.hGRN AAV5.CB7.hGRN AAVhu68.CB7.hGRN AAVhu68.UbC.hGRN Healthy adult range • Superior hPGRN levels in CSF after AAV1 compared to AAV5 and AAVhu68 (AAV9 variant) ‒ Clinical delivery route, ICM • AAV1.hGRN selected as clinical candidate, PBFT02 PBFT02 taken into AAV1 IND-enabling studies Abbreviations: CSF, cerebrospinal fluid; ICM, intra-cisterna magna; hGRN, human granulin gene; NHP, non-human primate; PGRN, progranulin. Reference: Hinderer et al., Annals Clin Trans Neurology. 2020

9 PBFT02 Dose Selection: Efficacy in Grn-/- Mice •Assayed four PBFT02 doses – Starting from 1/30 lower than dose used in prior mouse proof of concept (PoC) study Non-clinical Grn-/- mice Lipofuscinosis Lysosomal enzyme dysregulation 0 1 Microglial activation Normal lifespan Age / 7 months Focal neuronal loss Phenotype 5 Astrogliosis 2 3 4 6 8 9 10 11 12 23 Retinal degeneration Phagocytic microglia Dose-ranging in 7M old mice More progressed phenotype ICV AAV1 / PBFT02 Dose 1 Dose 2 (3x) Dose 3 (10x) PoC dose Dose 4 (30x) Abbreviations; GRN, granulin gene; ICV, Intra-cerebroventricular; M, month. Reference: Hinderer et al., Annals Clin Trans Neurology. 2020

10 PBFT02 Improved Lysosomal Function in the Brain Lipofuscin deposition in brain was reduced by ICV PBFT02 • Partially reversed existing pathology • Also effective in cortical and sub-cortical regions after ICV administration Dose ranging in Grn-/- mice after intra-CSF delivery - - Veh Veh 1 2 3 4 -500 0 500 1000 1500 Lipofuscin Count WT Dose 1 Dose 2 Dose 3 Dose 4 Grn WT -/- V PBFT02 Baseline Grn -/- Day 90 V PBFT02 ### ### *** *** *** * Thalamus Lipofuscin ### p < 0.005 vs WT control; *p < 0.05, ***p < 0.005 vs Grn-/- + V , one-way ANOVA then Tukey’s multiple comparisons test. Abbreviations; Grn, granulin gene; ICV, Intra-cerebroventricular; V, vehicle; WT, wildtype Grn–/– and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls are untreated mice on Day 1. Bars: mean +/- SEM.

11 Neuroinflammation Reduced in the Brain after PBFT02 - - Veh Veh 1 2 3 4 0 2000 4000 6000 8000 CD68 Area (μm2 ) WT Dose 1 Dose 2 Dose 3 Dose 4 Grn WT -/- V PBFT02 Baseline Grn -/- Day 90 V PBFT02 ## ### *** Thalamus CD68 Immunohistochemistry *** * Dose ranging in Grn-/- mice after intra-CSF delivery • From combined mouse data, Dose 1 established as minimum effective dose • Dose 2, 3 and 4 equivalents taken forward into NHP studies Activated microglia reduced in both cortical and sub-cortical brain regions after ICV PBFT02 ## p < 0.01; ### p < 0.005 vs WT; *p < 0.05, ***p < 0.005 vs Grn–/– + V , one-way ANOVA then Tukey’s multiple comparisons test. Abbreviations; GRN, granulin gene; ICV, Intra-cerebroventricular; V, vehicle; WT, wildtype Grn–/– and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls are untreated mice on Day 1. Bars: mean +/- SEM.

12 Intra-Cisterna Magna (ICM) Administration of PBFT02 Enables PGRN Delivery Throughout CNS Cisterna magna Abbreviations: CNS, central nervous system; CSF, cerebrospinal fluid; CT, computed tomography; h, hour; ICM, intra-cisterna magna; IV, intra-venous; PNS, peripheral nervous system; PGRN, progranulin. Reference: 1Hinderer et al, Human Gene Therapy. 2018, 29:15-24 •Directly delivers vector into the CSF via a single infusion, to reach CNS, PNS, and peripheral tissues1 – Allows for broad CNS biodistribution – Lower doses compared to IV systemic delivery – Reduced impact of neutralizing antibodies • Brief, < 1 h, non-surgical, CT-guided procedure – Infusion catheter does not enter brain tissue • Expressed PGRN directly impacts transduced cells • Secreted PGRN cross-corrects proximal cells

ICM Administration to NHPs Achieved High Levels of Gene Distribution Throughout the Nervous System

- Robust vector delivery to cortical and sub-cortical brain regions affected in FTD
- NHP PBFT02 dose 1 (equivalent to upliFT-D clinical Dose 1) resulted in ~10e[4] GC/ug DNA throughout the brain

Vector Biodistribution 90 days post-PBFT02 to NHPs



Brain
Spinal Cord
DRG, TRG
GC/µg DNA
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
LLoQ
FCX
PCX
TCX
OCX
Hipp
Medulla
CBL
Cerv
Lumb
Thor
Cerv
Lumb
Thor
TRG
Cortex
DRG
Veh
Dose 1
Dose 2
Dose 3

PBFT02, n=3/group; Veh, n=2/group. Data are mean +/- SEM.

Abbreviations: CBL, cerebellum; Cerv, cervical; DRG, dorsal root ganglion; FCX, frontal cortex; GC, genome copies; Hipp, hippocampus; ICM, intra-cisterna magna; LLoQ, lower limit of quantitation; Lumb, lumbar; NHP, non-human primate; OCX, occipital cortex; PCX, parietal cortex; TCX, temporal cortex; TRG, trigeminal root ganglio; Thor, thoracic; Veh, vehicle

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14 PBFT02 Dose-Dependently Increased PGRN in NHP CSF 0 30 60 90 0 5 10 15 Human PGRN in CSF Days hPGRN (ng/mL) Veh Dose 1 Dose 2 Dose 3 7 14 28 • Human PGRN was detected in NHP CSF shortly after ICM PBFT02 administration • Dose-dependent increases in PGRN seen up to day 14 • Thereafter, an immune response to the human protein in NHPs attenuated PGRN levels ‒ Not relevant when dosing FTD-GRN haploinsufficient individuals 0 30 60 90 0 300 600 900 1200 Anti-Human PGRN Antibody Response Days Anti-Human PGRN (AU) Veh Dose 1 Dose 2 Dose 3 7 14 28 PBT02, n=3/group; Veh, n=2. Data: mean +/- SEM. Dashed line is mean healthy adult human PGRN (n=61) Abbreviations: AU, arbitrary units; CSF, cerebrospinal fluid; ICM, intra-cisterna magna; NHP, non-human primate; PGRN, progranulin; SEM, standard error of mean; Veh, vehicle

PBFT02 was Well Tolerated in NHPs

Followed for 90 days after a single ICM delivery of one of 3 doses

Assessments	Observations in NHPs
Abnormal clinical, neurological, or behavioral signs	None
Blood and CSF clinical pathology	Mild and transient increases in CSF leukocytes only
DRG, TRG, sensory nerve histopathology	Typically minimal to mild • Consistent with NHP AAV responses • No clinical correlates observed
NOAEL	Not reached

Dose 1 equivalent taken forward into a Ph1/2 clinical study, upliFT-D

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Abbreviations: CSF, cerebrospinal fluid; DRG, dorsal root ganglion; ICM, intra-cisterna magna; NOAEL, no observed adverse effect level; TRG, trigeminal root ganglion

upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

- Phase 1/2 multi-center, open label dose-escalation study
- Primary endpoints: Safety and tolerability


COHORT 1
Dose 1
COHORT 2
Dose 1
OPTIONAL COHORT 3
Dosing Complete
Enrolling

Progress

- FTD-*GRN* Cohort 1 (n = 5) dosing complete
- Longest followed 12 months

Safety Observations

- All four Cohort 1 participants who received a revised immunosuppression regimen* had no SAEs or significant immune responses
- No patients showed evidence of DRG toxicity, as measured by nerve conduction studies
- No complications of ICM administration

Dose 1: 3.3e10 GC/g estimated brain weight. ◉ IDMC review

Find more information on the upliFT-D trial here

*Revised steroid regimen: 1 g methylprednisolone IV daily to day 3, then 60 mg oral prednisone to day 60; Participant 1 received 60 mg oral prednisone to day 60 and had 2 SAEs.
Safety cut-off: 08/20/2024

Abbreviations: DRG, dorsal root ganglion ICM, intra-cisterna magna; SAE, severe adverse event

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17 0 3 6 9 12 15 18 21 24 27 30 33 36 0 30 60 180 360 CSF PGRN, ng/mL Time (days) CSF Progranulin Dose 1 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Healthy adult range Cohort 1 Interim Data: PBFT02 Administration Leads to Robust and Sustained Increases in CSF PGRN Shading: Healthy adult human sample range of PGRN levels in CSF, n=61 (Passage Bio data) Abreviations: CSF, Cerebrospinal fluid; M, month; PGRN, progranulin • Continued elevation of CSF PGRN at 6 M (n=2) and 12 M (n=1) ‒Rate of increase slowing over time • Consistent response across all five treated patients • Plasma PGRN remained below healthy adult control levels • Potential for best-in-class profile

18 PBFT02 Preclinical and Clinical Development Summary Strong preclinical profile of PBFT02, a gene therapy to elevate PGRN in FTD-GRN •PBFT02 improved lysosomal histopathology and neuroinflammation in Grn-/- mice •Broad transduction across the brain and spinal cord in NHPs after ICM administration into the CSF •Well-tolerated in NHPs with no clinical adverse effects PBFT02 shows clinical potential as a one-time, CSF-delivered gene therapy approach •Consistent, durable elevation of CSF PGRN at 6-months and 12-months •Dose 1 well-tolerated among all Cohort 1 patients who received the revised steroid regimen* •Continuing to assess Dose 1 in Cohort 2, given the robust effects on PGRN expression *Revised steroid regimen: 1 g methylprednisolone IV daily up to day 3, followed by 60 mg oral prednisone to day 60. Safety cut-off: 08/20/2024 Abbreviations: CSF, cerebrospinal fluid; GRN/Grn, granulin gene; ICM, intra-cisterna magna; NHP, non-human primate; PGRN, progranulin

We would like to thank the patients, families, caregivers, investigators, and our collaborators at Penn’s GTP